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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 27, 2005
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


          California                   001-32046                 95-4595609
          ----------                   ---------                 ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
        of incorporation)                                    Identification No.)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code


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ITEM 8.01         OTHER EVENTS.

         On December 27, 2005, Simulations Plus, Inc. (AMEX: SLP) announced that it has received a purchase order for the renewal of a global license for a specified number of users at six sites in the U.S., Europe, and Japan for a very large pharmaceutical company.



ITEM 9.01         EXHIBITS AND REPORTS ON FORM 8-K.

(a) Exhibits

99.1     Press release dated December 27, 2005

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SIMULATIONS PLUS, INC.



Dated: December 27, 2005                        By: /s/ Momoko Beran
                                                   -----------------------
                                                   Momoko A. Beran
                                                   Chief Financial Officer

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                                 EXHIBITS INDEX
                                 --------------


      Exhibit Number                             Description
      --------------                             -----------

           99.1                      Press release, dated December 27, 2005